NOTE: ALL PAGES MUST BE COMPLETED. APPLICATION MUST BE SIGNED AND DATED.

SPYDER
WWW.SPYDERAUTO.COM

FOR OFFICE USE ONLY

Company Profile

Type of Business	e-commerce and wholesales	Expected Monthly Purchase from Spyder	1M		
Year of Established	12/19/2016				
	☒ Corporation (Location 4310 Valley Blvd Walnut, CA 91789)	○ Partnership	○ Sole Propeietor		
Business Owned Since	12/19/2016				
Legal Corp. Name	VIP LIGHTZ INC.	DBA			
Shipping Method	☒ UPS ☒ FEDEX ☐ TRUCKING	☐ Will Call ☒ Other (self-pickup)			
Shipping Address	4310 Valley Blvd				
City	Walnut	State	California	Zip	91789
Country	United States				
Billing Address	4310 Valley Blvd4310				
City	Walnut	State	California	Zip	91789
Country	United States				
Telephone Number	1-844-884-7	Fax Number			
Website	WWW.VIPMOTZ.COM	Email	fatboy@vipmotoz.com		
State Sales Tax #	103028768-00002	Federal Tax ID #	81-4742173		
Ower of Business	ZIJIANG YANG				
Is business a subsidiary	○ Yes ☒ No	Franchise?	○ Yes ☒ No		
If **yes**,name Parent or Franchiser					

TRADE AND BANK REFERENCES Optional IF ONLY COD to credit card orders.

	Name	Address City State ZIP	Phone
1			
2			
3			
4			

Name of Bank					
Telephone		Fax Number		Since (year)	
Address (Branch)					
City		State		Zip	
Country					
Checking Account #		Officer to contact			
Applicant (Signature)		Title			
Guarantor (Signature)		Spouse/Partner			
Guarantor (Signature)		Spouse/Partner			

Document must be signed by owner(s) or an authorized officer of the company. You are representing in order to release bank information

CREDIT CARD INFORMATION

Card Holder's Name [redacted]

Billing Address [redacted]

City [redacted] State [redacted] Zip [redacted]

TYPES OF CREDIT CARD ACCEPTED (ONLY) ○ VISA ○ Master ○ AE

Credit Card # [redacted] Expiration Date (mm/yyyy) [redacted] Security Code [redacted]

	Full Name, Owners/Officers	Title	Home Address	Home Phone
1	[redacted]	[redacted]	[redacted]	[redacted]
2	[redacted]	[redacted]	[redacted]	[redacted]

Person to contact regarding billings/payments [redacted]

Telephone Number [redacted] Email [redacted]

Person to contact regarding orders [redacted]

Telephone Number [redacted] Email [redacted]

NOTE:

1. Applicant's signature attests financial responsibility, willingness and ability to pay our invoices in accordance with the payment terms, which may be granted, and in accordance with Spyder published terms and policies as may be revised from time to time. All information is required to assess credit terms. Additional documents and/or information may be required as a condition of sales or credit terms
2. You must purchase merchandise for the sole purpose of resale.
3. An NFS charge of $45.00 or 5%, whichever is greater, will be charged on any returned checks. If two checks are returned for any reason, the account will be placed on CASH or Money Order only.
4. Applicant also assumes responsibility for all bills contracted in his name at the designated address, and, if required to collect delinquent accounts, all collection agency, attorney expenses and court costs.

The information given herein is for the purpose of obtaining credit and is warranted to be true. I/We understand that completion of this application does not constitute an offer to sell or an authorization to buy from Spyder. I/We hereby authorize the firm to whom this application is made (Spyder) to investigate the references listed. I/We have read and fully understand the above.

Signature

Date (mm/dd/yyyy) [redacted]

Title [redacted]

Firm Name [redacted]

FOR SPYDER USE ONLY

Outside Salesperson Check Approval? NA

Terms Requested Net 90

Warehouse Location CA, SC

Date Received 12/20/16

Authorization for D & B

Date

Delivery Third Party – Fedex Terms 90

Salesperson House

FOR ACCOUNTING USE ONLY

Date Received 12/22/2016

Approved by [signature]

Terms 90

Special Conditions:

CDTFA-230 REV. 1 (8-17)

STATE OF CALIFORNIA

GENERAL RESALE CERTIFICATE

CALIFORNIA DEPARTMENT OF TAX AND FEE ADMINISTRATION

CALIFORNIA RESALE CERTIFICATE

I HEREBY CERTIFY:

1. I hold valid seller's permit number: 103028768-00002
2. I am engaged in the business of selling the following type of tangible personal property: AUTO LIGHT
3. This certificate is for the purchase from SONIC LIGHTING INC. DBA SPYDER AUTO [Vendor's name] of the item(s) I have listed in paragraph 5 below.
4. I will resell the item(s) listed in paragraph 5, which I am purchasing under this resale certificate in the form of tangible personal property in the regular course of my business operations, and I will do so prior to making any use of the item(s) other than demonstration and display while holding the item(s) for sale in the regular course of my business. I understand that if I use the item(s) purchased under this certificate in any manner other than as just described, I will owe use tax based on each item's purchase price or as otherwise provided by law.
5. Description of property to be purchased for resale:
   AUTO LIGHTS
6. I have read and understand the following:
   For Your Information: A person may be guilty of a misdemeanor under Revenue and Taxation Code section 6094.5 if the purchaser knows at the time of purchase that he or she will not resell the purchased item prior to any use (other than retention, demonstration, or display while holding it for resale) and he or she furnishes a resale certificate to avoid payment to the seller of an amount as tax. Additionally, a person misusing a resale certificate for personal gain or to evade the payment of tax is liable, for each purchase, for the tax that would have been due, plus a penalty of 10 percent of the tax or $500, whichever is more.

NAME OF PURCHASER

VIP LIGHTZ INC.

SIGNATURE OF PURCHASER, PURCHASER'S EMPLOYEE OR AUTHORIZED REPRESENTATIVE

Grace Ho

PRINTED NAME OF PERSON SIGNING	TITLE
GRACE HO	ACCOUNTING MANAGER

ADDRESS OF PURCHASER

4310 Valley Blvd., Walnut, CA 91789

TELEPHONE NUMBER	DATE
(909)436-7045	5/20/2025

Terms and conditions are subject to change without prior notice

Terms

- All Shipments are C.O.D. unless payment is received with an order or prior arrangements have been made for an open account. Prepayment will help avoid costly C.O.D. charges.
- Any check that is returned for N.S.F. (Non sufficient funds) will incur a $45 fee.
- There will be a 3% non refundable processing fee charged to all credit card orders.

Credit Policy

- Accounts must have a completed and signed credit application on file.
- Accounts with unpaid invoices past due thirty-one days or longer will not be shipped until the account is current.
- In the event of default on your credit account, you will be responsible for payment of finance charges, reasonable attorney's fees, actual court costs, as well as any other costs incurred in the collection of your account.

Pricing

- Prices and terms herein supersede all previous pricing. Prices are subject to change without notice.

Ordering

- Phone orders may be placed by calling 626-934-8884.
- Orders may also be faxed over to 626-934-8885.
- Order cancellations can only be requested prior to shipment.
- If orders are canceled after shipment, seller is responsible for all fees including but not limited to; Credit Card Fee, Shipping, Restocking Fee.
- Orders can be emailed directly to our customer service representatives or over the phone with your sales rep.
- Pricing can ONLY be given out by your specific sales representatives, customer service CANNOT give out anything other than jobber prices.
- Smoked products are strictly for show and off road use only.
- If you have a vehicle made outside of the United States please research your year, make, and model before purchasing to avoid incorrect purchases.

Warning

- DANGER: NOT "STREET LEGAL"; FOR SHOWROOM OR OFF-ROAD USE ONLY. OPENING THIS PACKAGE CONSTITUTES CONSENT TO THE FOLLOWING TERMS.

  THIS SPYDER AUTO PRODUCT, WHILE MANUFACTURED TO MEET THE HIGHEST MANUFACTURING AND QUALITY STANDARDS, IS NOT A REPLICA OF A STOCK VEHICLE LIGHT, THEREFORE DOES NOT CONFORM TO ALL APPLICABLE FEDERAL OR STATE REGULATIONS CONCERNING THE BRIGHTNESS OR APPEARANCE OF HEAD LIGHTS/LAMPS, TAIL LIGHTS/LAMPS, FOG LAMPS, FENDER LIGHTS, BUMPER LIGHTS, OR OTHER AUTOMOBILE LIGHTS. (SUCH REGULATIONS INCLUDE, BUT ARE NOT LIMITED TO, FEDERAL MOTOR VEHICLE SAFETY STANDARD NO. 108, SOCIETY OF AUTOMOTIVE ENGINEERS (SAE) STANDARD J578, SAE STANDARD J583 FOG LAMP RECOMMENDED

PRACTICE, AND VARIOUS STATE LAWS AND REGULATIONS.) **THEREFORE, THE ENCLOSED PRODUCT MAY BE HAZARDOUS AND CREATE AN UNSAFE CONDITION IF USED ON ROADS OR HIGHWAYS. FURTHER, IMPROPER USE COULD RESULT IN DEATH, SERIOUS BODILY INJURY OR PROPERTY DAMAGE.** FOR THESE REASONS, THE ENCLOSED PRODUCT IS NOT APPROVED NOR WARRANTED FOR USE ON ROADS OR HIGHWAYS. SPYDER AUTO MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, ABOUT COMPLIANCE WITH ANY FEDERAL OR STATE LAWS OR REGULATIONS GOVERNING THE APPEARANCE OR BRIGHTNESS OF THE ENCLOSED PRODUCT. USE AT YOUR OWN RISK. SPYDER AUTO IS NOT RESPONSIBLE FOR LOSS OR INJURY CAUSED BY THE IMPROPER USE OF THIS LIGHT, AND INDIVIDUALS WHO IGNORE THIS WARNING DO SO AT THEIR OWN RISK AND MAY SUFFER INJURY, OR CAUSE INJURY TO OTHERS.

IF YOU DO NOT ACCEPT THESE TERMS, DO NOT OPEN. RATHER, RETURN THE UNOPENED PRODUCT TO YOUR AUTHORIZED SPYDER AUTO RESELLER FOR A FULL REFUND.

Back Orders

- Back orders will be shipped as soon as they become available.
- It is Spyder Auto's policy to hold backorders until the product becomes available for shipment. Should you wish to have backorders cancelled, please email or fax in a cancellation request.
- Back order cancellations can only be requested prior to shipment.

Shipment & Freight Policy

- All freight-prepaid shipments will be by a freight company chosen by Spyder Auto unless the freight company is specified at the time the order is placed.
- There is a $5.00 drop ship fee on orders that are shipped to a non-billing address.
- We will no longer be shipping internationally (Canada), please provide a label if you wish to send an item internationally.
- Return labels will no longer be provided to any customer outside of the contiguous United States (lower 48 states). These items are to be shipped back at the sellers expense.
- Spyder Auto is not responsible for any custom/brokerage fees, taxes or duties related to international orders.
- If Spyder Auto is charged broker fees/taxes/customs charges these fees will be charged to the seller.
- Drop ship orders from customers located outside of California will incur a 10.45% tax on orders shipping within California.
- Drop ship orders from customers located outside of Indiana will incur a 7% tax on orders shipping within Indiana.
- Spyder Auto does not reimburse any shipping/duties/customs fees

Shortages & Damages

- Inspection of shipments is the responsibility of the customer. Damage or shortages need to be reported by the customer to the carrier at the time of delivery and noted on the bill of lading.
- Spyder Auto needs to be notified of any items that are damaged during shipping within (72 hrs of drop ship receipt or 72 hrs from invoice of WD)
- Do not deduct shortages from invoices when making payment.

- The customer will be responsible for payment of any damages or shortages not reported within 72 hrs upon reception of the shipment.
- Any item shipped using Spyder Auto’s accounts without insurance will not be covered for any damages incurred during transit
- Any item shipped using Spyder Auto’s accounts with insurance is subject to the carriers final decision for amount reimbursed
- Spyder Auto does not reimburse any shipping/duties/customs fees

Returns

- All returns require an RMA (returned merchandise authorization) number authorized by Spyder Auto. All authorized returns will be made on a freight-prepaid basis, including insurance, by the customer and will be subject to a 20 % restocking fee.
- Returns must be made within 30 days of receipt. All returns will be issued as credit, not a refund, and may only be applied to a 2/1 (two for one) offsetting order. Non-defective items are not eligible for return or exchange after the 14 day period. NO EXCEPTIONS.
- RMA number must clearly be displayed on the return label ONLY
- Items returned without an approved RMA number will be refused and returned to sender.
- Items to be returned must be received by Spyder Auto within 30 days from issue of an RMA number. After 30 days, the RMA is void.
- An account must be current to be eligible for returns.
- Item must be in original packaging and in new resalable condition.
- Any item that was used or fully/partially installed is non-returnable.
- Shipping fees are non-refundable. Customer is responsible for shipping charges incurred to and from Spyder Auto.
- Returned items must be boxed and shipped in a manner so as not to be damaged in transit. Damage to boxes or product due to packaging will result in a re-box charge or loss of credit for that product.
- Authorized returnable products should be shipped prepaid to Spyder Auto. Spyder Auto does not accept collect shipments for any returns.
- Any overages of product received but not listed on the RMA will not be credited.
- Product that is returned and determined to be non Spyder Auto product will not be credited, nor returned to the point of origin. Parts will be scrapped.
- Any items containing manufacture defects or mislabeled items (missing parts, incorrect color, same side items, etc) must be reported to your assigned sales representative within 30 days from day of receipt. Spyder Auto will only issue a return label within the 30 day period. Items reported after the 30 day period will be shipped back at customer's expense.

Warranties/Defective Items

- Any Spyder Auto products that are found to be defective are covered for a period of 1 year following the original purchase date to VENDOR ONLY not the end user
- End users must abide by the warranty set by the vendor
- Spyder Auto does not offer any warranty to end users
- Please use the bulbs provided with our products to complete installation. If bulbs are not provided, please transfer your OEM bulbs. Installing aftermarket bulbs such as; LEDs or HIDs will void the warranty on our product.
- Spyder Auto is not responsible for damage caused by bulbs not supplied with the units.
- All warranty claims must be accompanied by the original proof of purchase. Please keep all boxes, warranties and owner's manuals when you receive them. They are very important in the event

merchandise is damaged, becomes defective or needs to be returned.

- Spyder Auto will warrant that your product will be free of defects in materials and workmanship under normal use by the original consumer purchaser for 1 Year from the original purchase date. This limited warranty does not cover any damage caused by improper installation, road hazard, accident, racing, misuse, alteration or normal wear and tear. This limited warranty does not cover vehicles used in racing or competition or vehicles with settings other than those set forth in the original manufacturer's specifications.
- Spyder Auto does not offer replacements, a new purchase order must be generated
- Spyder Auto is not responsible for costs incurred for non operable vehicles due to defect. The vendors have the option to either order a new set and have the defective item be inspected or have the item returned and once credited order a new set.
- Cost of installation and labor is not covered in the warranty. Spyder Auto shall not be held liable for any incidental or consequential damages and/or injuries from the result of use of its parts.
- Any item that is returned as defective, and found to be non-defective will have no credit issued and part will be returned at sender's expense.
- Spyder Auto reserves the right to send replacement components for warranty/defective issues in the field.
- All defective items returned to Spyder Auto and verified to be defective will receive item credit. Please note that manufacturing defects are subject to the terms and conditions of Spyder Auto's warranties.
- Items found to be defective within 30 days will have a return label issued by Spyder Auto. Any items found to be defective after 30 days from invoice date will be shipped at the customer's expense. RMA number must be displayed on return label or box. Warranty items returned without an approved RMA number will be refused and returned to sender.

Credits

- Credits will be issued within 45 days from receipt of returned goods.
- Credits must not be taken until authorized and issued by Spyder Auto.
- Credit will be issued only after inspection of returned product.
- Credit will be issued at the lowest billed net acquisition price for the previous year. If the item does not show as ever being purchased, the customer will receive no credit.
- Spyder Auto will only issue credit (no refund) to accounts in good standing.

SPYDER AUTO TERMS AND CONDITIONS

☐ $5 fee for drop ship

I hereby agree to the terms & conditions set forth above.

Signature Acknowledgement	Grace Ho	Date (mm/dd/yyyy)	5/20/2025
Print Name	Grace Ho	Title	Accounting Manager